UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

THE BOEING COMPANY

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

	(1)	Title of each class of securities to which the transaction applies:
	(2)	Aggregate number of securities to which the transaction applies:
	(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of the transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

**** IMPORTANT REMINDER ****

Dear Boeing Shareholder:

Time is running short before the 2019 Boeing Annual Meeting of Shareholders, which is scheduled to be held on April 29, 2019. You are receiving this reminder letter because your votes were not yet processed at the time that this letter was mailed. If you have already voted, we would like to thank you for your vote.

Your Board of Directors recommends that you vote FOR items 1, 2 and 3.

Your Board of Directors further recommends that you vote AGAINST the shareholder proposals (items 4, 5, 6, 7 and 8).

Even if you plan to attend the meeting, we urge you to vote your shares now, so they can be tabulated prior to the meeting.

****PLEASE VOTE TODAY****

Your vote is extremely important. The fastest and easiest way to vote is by telephone or online. Instructions on how to vote your shares by telephone or online are enclosed with this letter. Alternatively, you may sign and return the enclosed voting form in the envelope provided. Please note that if you own shares of Boeing stock in multiple accounts, you may receive multiple packages that are not duplicates. Please be sure to vote all of your accounts of Boeing shares.

WE URGE YOU TO EXERCISE YOUR RIGHT TO VOTE TODAY.

If you sign and return the enclosed voting form without indicating a different choice your shares will be voted as recommended by your Board of Directors.

If you have questions or need help voting your shares, please call our proxy solicitation firm, Morrow Sodali LLC at 1-877-787-9239.

Thank you for your investment in Boeing and for taking the time to vote your shares.

Sincerely,

Grant M. Dixton

Vice President, Deputy General Counsel and Corporate Secretary

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on April 29, 2019.

	THE BOEING COMPANY	Meeting Information For Shareholders as of the close of business on: February 28, 2019 Date: April 29, 2019 Time: 9:00 A.M. CT
Location: The Field Museum
1400 South Lake Shore Drive
Chicago, Illinois 60605-2496

Meeting Admission Policy: If you would like to attend the Annual Meeting, you must obtain an admission ticket by registering no later than April 19, 2019, as described in more detail in the Proxy Statement.

THE BOEING COMPANY 100 N. RIVERSIDE PLAZA MC 5003-1001 CHICAGO, IL 60606-1596		You are receiving this communication because you hold common stock of The Boeing Company.

This communication presents only an overview of the more complete proxy materials that are available to you on the internet. You may view the proxy materials online at www.proxyvote.com or by scanning the QR code on the reverse side, or you may request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

 Before You Vote

  How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

Notice of The Boeing Company’s 2019 Annual Meeting of Shareholders and Proxy Statement and the Annual Report for the year-ended December 31, 2018

How to View Online:

Have the 16-digit number that is printed in the box marked by the arrow (located on the following page) and visit www.proxyvote.com, or use your smartphone to scan the QR code below.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge for requesting a copy. Shareholders may also request paper or e-mail copies of the proxy materials for all future meetings. Please choose one of the following methods to make your request:

                                       1) BY INTERNET:        www.proxyvote.com

                                       2) BY TELEPHONE:    1-800-579-1639

                                       3) BY E-MAIL*:            sendmaterial@proxyvote.com

*    If requesting materials by e-mail, please send a blank e-mail with the 16-digit number that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.

Please make the request as instructed above on or before April 15, 2019 to facilitate timely delivery.

How To Vote Please Choose One of the Following Voting Methods	SCAN TO VIEW MATERIALS & VOTE

Vote By Internet: To vote now by Internet, go to www.proxyvote.com or scan the QR code above using your smartphone. Have the 16-digit number that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Telephone: To vote now by telephone, call 1-800-690-6903. Use any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call and follow the instructions.
Vote By Mail: Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
Vote In Person: You may choose to attend and vote in person at the Annual Meeting of Shareholders. A ballot will be provided to shareholders of record who attend the Meeting and wish to vote in person. You must obtain an admission ticket in advance. Instructions for registering to attend the meeting are included below. Please refer to the Proxy Statement available online for other admission requirements, as well as directions to the meeting location.
Meeting Admission Policy: In order to attend the meeting, you must obtain an admission ticket by registering no later than April 19, 2019. Click the “Register for Meeting” link at proxyvote.com or call 1-844-318-0137 to register.

Deadline to Vote By Internet: Your internet vote must be received by 10:59 p.m. CT on Sunday, April 28, 2019.

Voting Items

The Board of Directors recommends you vote FOR the following 13 director nominees:
1. Election of Directors	For	Against	Abstain	COMPANY PROPOSALS: The Board of Directors recommends you vote FOR proposals 2 and 3.	For	Against	Abstain

1a. Robert A. Bradway	☐	☐	☐	2. Approve, on an Advisory Basis, Named Executive Officer Compensation.	☐	☐	☐

1b. David L. Calhoun	☐	☐	☐	3. Ratify the Appointment of Deloitte & Touche LLP as Independent Auditor for 2019.	☐	☐	☐

1c. Arthur D. Collins Jr.	☐	☐	☐	SHAREHOLDER PROPOSALS: The Board of Directors recommends you vote AGAINST proposals 4, 5, 6, 7 and 8.	For	Against	Abstain

1d. Edmund P. Giambastiani Jr.	☐	☐	☐	4. Additional Report on Lobbying Activities.	☐	☐	☐

1e. Lynn J. Good	☐	☐	☐	5. Impact of Share Repurchases on Performance Metrics.	☐	☐	☐

1f. Nikki R. Haley	☐	☐	☐	6. Independent Board Chairman.	☐	☐	☐
1g. Lawrence W. Kellner	☐	☐	☐	7. Remove Size Limit on Proxy Access Group.	☐	☐	☐
1h. Caroline B. Kennedy	☐	☐	☐	8. Mandatory Retention of Significant Stock by Executives.	☐	☐	☐
1i. Edward M. Liddy	☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote on such other matters that may properly come before the 2019 Annual Meeting of Shareholders or any other adjournment or postponement thereof.

1j. Dennis A. Muilenburg	☐	☐	☐
1k. Susan C. Schwab	☐	☐	☐
1l. Ronald A. Williams	☐	☐	☐
1m. Mike S. Zafirovski	☐	☐	☐

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

THE BOEING COMPANY ANNUAL MEETING OF SHAREHOLDERS

MONDAY, APRIL 29, 2019

The undersigned hereby appoints David L. Calhoun, Arthur D. Collins Jr. and Lawrence W. Kellner, and each of them, with full power of substitution, to act as proxies for the undersigned and authorizes them to represent and vote all of the shares of stock of The Boeing Company that the undersigned is entitled to vote at the 2019 Annual Meeting of Shareholders, and any adjournment or postponement thereof, with respect to all of the matters indicated on the reverse side of this card, and with discretionary authority as to any other matters that may properly come before the meeting or any adjournment or postponement thereof.

The number of shares of Boeing stock shown on this proxy card includes shares held in The Boeing Company Voluntary Investment Plan (the “Plan”) as well as any other shares you may own outside of the Plan. If you are a participant in the Plan, you hereby instruct the Plan trustee to vote all of the Plan share interests allocated to you at the meeting and any adjournment or postponement thereof, with respect to the proposals indicated on the reverse side of this card, and you authorize the trustee to empower the proxies named above to vote in their judgment on such other business as may properly come before the Meeting and any adjournment or postponement thereof. You may not vote the Plan share interests allocated to you at the Meeting; the trustee must vote the Plan share interests. The Plan trustee must receive your proxy instructions no later than 10:59 p.m., Central Time, on Wednesday, April 24, 2019, or the trustee will vote the Plan shares in the same manner and proportion as Plan shares for which it has received instructions, unless contrary to applicable law.

If this proxy card is signed and no direction is given, this proxy for both registered shares and Plan shares will be voted in accordance with the recommendations of the Board of Directors.

If you wish to vote by mail, please mark, sign, date and return this proxy card promptly using the enclosed reply envelope.

Authorized Signatures - This section must be completed for your instructions to be executed.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

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Signature 1 - (Please sign on line)	Signature 2 - (Joint Owners)	Date - (Please print date)